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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 20, 2005


                               GMX RESOURCES INC.
             (Exact name of registrant as specified in its charter)

          Oklahoma                      000-32325                73-1534474
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                         One Benham Place
                  9400 North Broadway, Suite 600
                        Oklahoma City, OK                          73114
             (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (405) 600-0711


         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     On January 20, 2005, the Board of Directors of GMX RESOURCES INC. elected Jon W. McHugh as a director of the Board and a member of the Audit Committee of the Board. Mr. McHugh's term as a director will expire at the annual meeting of shareholders in 2005 or when his successor is elected and has qualified. Mr. McHugh, age 60, is Senior Vice President, Commercial Lending, and Head of Marketing at First Commercial Bank, Edmond, Oklahoma.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GMX RESOURCES INC.


                                        By: /s/ Ken L. Kenworthy Sr.
                                            -------------------------------
                                            Ken L. Kenworthy Sr., Chief
                                            Financial Officer


Date: January 21, 2005